SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 January 3, 2005
                Date of Report (Date of earliest event reported)

                        Endurance Specialty Holdings Ltd.
             (Exact name of registrant as specified in its charter)

           Bermuda                     1-31599                   98-032908
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
     of Incorporation)              File Number)             Identification No.)

          Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda (Address ofprincipal executive offices, including zip code)

                                 (441) 278-0440
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officer; Election of Directors;
Appointment of Principal Officers.

(b) On January 3, 2005, Bryon G. Ehrhart and David L. Cole, designees of Aon Corporation on Endurance Specialty Holdings Ltd.'s (the "Company's") Board of Directors, resigned as directors of the Company. Both Mr. Ehrhart and Mr. Cole resigned as a result of the sale on December 6, 2004 by Aon Corporation and its affiliates of substantially all of its then current ownership of Ordinary Shares of the Company.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 5, 2005


                                            By:    /s/ John V. Del Col
                                               ---------------------------------
                                            Name:  John V. Del Col
                                            Title: General Counsel & Secretary